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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                             ----------------

                                 FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                         ------------------------

                             NOVEMBER 30, 1998
                     (Date of earliest event reported)

                         ------------------------

                      Commission File Number: 0-18108

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                        FINET HOLDINGS CORPORATION
          (Exact name of registrant as specified in its charter)

                                 DELAWARE
                         (State or jurisdiction of
                      incorporation or organization)

                            3021 CITRUS CIRCLE
                          WALNUT CREEK, CA 94598
                  (Address of principal executive office)

                                94-3115180
                   (IRS Employer Identification Number)

                     Telephone Number: (925) 988-6550
           (Registrant's telephone number, including area code)




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

ITEM 5. OTHER

NASDAQ has reviewed the Company's compliance with NASDAQ's required net tangible assets, market capitalization and net income criteria for continued listing on the Nasdaq Small Cap Market as specified by Marketplace Rule 4310 (c)(2). As a result of their review, NASDAQ has requested that the Company file a public document with the Securities and Exchange Commission containing pro forma information using a historical base no older than November 30, 1998 and evidencing at least $2 million in net tangible assets. The Company is filing this pro forma information to reflect the effect on its balance sheet of several significant transactions that have occurred or will occur subsequent to the date of the Company's most recent financial statements reported on Form 10-QSB/A filed for the quarter ended October 31,1998.

Subsequent to the quarter ended October 31, 1998, the Company completed a private placement of common stock and received net cash proceeds of $14.3 million ($2.0 million in November 1998 and $12.3 million in December 1998). The Company will use a portion of these proceeds to redeem its $2.5 million Series A Convertible Preferred Stock and to redeem a portion ($1.5 million) of its 3% Convertible Subordinated debentures. The balance of the Company's 3% Convertible Subordinated debentures of $5.5 million will be converted into common stock. The new common shares issued or to be issued pursuant to these transactions have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or pursuant to an exemption from the registration requirements. The Company is obligated to register these shares.

In addition to this private placement and these debt and equity transactions, as disclosed in the Company's quarterly report on Form 10-QSB/A for the quarter ended October 31, 1998, the Company is reviewing the operations of its Mical Mortgage, Inc. ("Mical") unit to determine how best to maximize shareholder value. The Company is consulting with lenders, governmental regulatory agencies and loan investors, and has retained outside consultants to assist in this review. In connection with this review, the Company is assessing the future economic value of the goodwill recorded in the purchase transaction along with the other assets of Mical. On December 15, 1998, the Company's Board of Directors approved a preliminary plan to restructure the operations of Mical. The Company anticipates that the net charges to be incurred in implementing the plan will be approximately $7 to $8 million, comprised of $4.6 million impairment of goodwill, $2.5 million in additional loan loss reserves, and $0.8 million in restructuring charges consisting primarily of severance and non-cancelable lease costs. These charges are subject to review by the Company's outside accounting firm for compliance with Securities and Exchange Commission guidelines. Substantially all of these charges will be recognized in the third and fourth quarters when the plan is implemented

The effects of the equity contribution, the debt and equity transactions and the Mical charges are reflected in the Company's pro-forma consolidated balance sheet as of November 30, 1998 filed herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)    PRO FORMA FINANCIAL INFORMATION

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This Current Report on Form 8-K may contain forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties, including those identified below, which could cause actual results to differ materially from historical results or those anticipated. The words "believe," "expect," "anticipate," "intend," "estimate," "should" and other expressions which indicate future events and trends identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The following factors could cause actual results to differ materially from historical results or those anticipated:
(1) the level of demand for homeownership services, including mortgage credit, which is affected by such external factors as the level of interest rates, the strength of the various segments of the economy and demographics of the Company's markets; (2) the direction of interest rates;
(3) the relationship between mortgage interest rates and the cost of funds;
(4) federal and state regulation of the Company's operations; (5) the rate of acceptance and growth of demand for on-line homeownership transactions compared to traditional manual business processes; and (6) competition within the residential real estate services industry.

The following unaudited pro forma condensed financial statements give effect, for informational purposes only, to the transactions described above that have occurred or will occur subsequent to October 31, 1998. While management expects that these transactions will occur as described, the amounts reflect management's preliminary estimates based on information available at the filing date, and there can be no assurance that these transactions will occur as outlined above.

This pro forma condensed consolidated balance sheet should be read in conjunction with the historical consolidated financial statements and the related notes thereto of the Company as reported on Registrant's annual report on Form 10-KSB for the year ended April 30, 1998 and the quarterly reports on Form 10-QSB/A for the quarters ended July 31, 1998 and October 31, 1998.

                FINET HOLDINGS CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED PRO FORMA BALANCE SHEET
          (Unaudited, dollars in thousands, except share amounts)

                                                    November 30,1998
                                            --------     -------     --------
                                           --              --          -
                                            Historic    Adjustm       Pro
                                               al         ents       forma
          ASSETS
C                                                $351     $8,300 (1)  $8,651
a
s
h
                                               4,808
M                                                              -       4,808
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                                              91,758
M                                                        (2,500) (2)  89,258
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M                                               4,108          -       4,108
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                                               2,267
F                                                              -       2,267
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                                               4,594
G                                                        (4,594) (2)     (0)
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     LIABI
    LITIE
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    STOCK
    HOLDE
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    EQUIT
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L
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:
                                               90,236
 War                                                          -      90,236
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                                                  898
 Not                                                          -         898
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                                                7,000
  3%                                                    (7,000) (3)       -
 Con
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                                               10,872
 Acc                                                        808 (2)  11,680
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T                                             109,006    (6,192)     102,814
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C                                                   -          -           -
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S
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 Pre                                               -          -           -
 fer
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 $.0
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 par
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                                                  335
 Com                                                        314 (4)     649
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 Pai                                          21,134     15,406 (4)  36,540
  d-
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                                                (467)
 Pre                                                        467 (5)       -
 fer
 red
 sto
  ck
 dis
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 Acc                                        (20,796)    (8,789) (6) (29,585)
 umu
 lat
  ed
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   t

T                                                 206      7,398       7,604
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T                                            $109,212     $1,206     $110,418
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y

 Preferred Stock
   Shares issued and                              250      (250)           0
outstanding
 Common Stock
   Shares issued and                         35,985,3    32,390,     68,375,8
outstanding                                       86        400          85
<PAGE 4>

           NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

PERIODS

The unaudited pro forma condensed balance sheet is based on the Company's unaudited historical balance sheet at November 30, 1998. The Company's November 30, 1998 historical balance sheet has been prepared on the same basis as the audited financial statements of the Company, and in the opinion of management, contains all adjustments necessary for the fair presentation of financial position at such date.

NOTES TO PRO FORMA ADJUSTMENTS (in thousands)

(1) Net effects of the following: cash proceeds, after expenses, from the private placement of common shares of $12,300, the redemption of the Series A Preferred Stock of $2,500, and the redemption of a portion of the 3% Convertible Subordinated Debentures of $1,500.
(2) Mical charges: $4,594 impairment of goodwill, $2,500 in additional loan loss reserves, and $808 in restructuring charges, consisting primarily of severance and non-cancelable lease costs relating to the restructuring of the operations of Mical.
(3) Redemption of $1,500 of the Company's 3% Convertible Subordinated Debentures and conversion of the remainder of $5,500 into common shares.
(4)  Increase in equity resulting from the private placement of Common
  Stock, the conversion of the Debentures into common shares and the Series A Preferred Stock redemption.
(5) Amortization of the preferred stock discount in connection with the redemption of the preferred shares.
(6) Charges associated with the Debenture conversion of $223, the Series A Preferred Stock redemption including $467 to amortize the Preferred Stock discount and $197 to write off issuance costs, and charges of $7,902 to restructure the Mical unit.


                                SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET HOLDINGS CORPORATION

Date: January 19, 1999        /s/       MARK L. KORELL
                    ------------------------------------
                    MARK L. KORELL
                    (CEO AND PRINCIPAL EXECUTIVE OFFICER)

Date: January 19, 1999        /s/       GARY A. PALMER
                    ------------------------------------
                    GARY A. PALMER
                    (PRINCIPAL FINANCIAL OFFICER)